Investor Presentation 1Q 2026 Hamilton Insurance Group, Ltd.

2 Special Note Regarding Forward-Looking Statements This presentation includes "forward looking statements" pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as "believes," "expects," "may," "will," "target," "should," "could," " would," "seeks," "intends," "plans," "contemplates," "estimates," "forecasts," or "anticipates," or similar expressions which concern our strategy, plans, projections or intentio ns. These forward-looking statements appear in a number of places and relate to matters such as our industry, growth strategy, goals and expectations concerning our market po sition, future operations, margins, profitability, capital expenditures, liquidity and capital resources, business plans (including syndicate capacity forecasts) , and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations , beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materia lly from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors se t forth in "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" included in our Annual Report on Form 10 -K, our other periodic reports filed with the Securities and Exchange Commission and the following: • challenges from competitors, including those arising from industry consolidation, alternative capital and technological advancements, including the increasing use of advanced analytics and artificial intelligence; • unpredictable events, including natural catastrophes and man made disasters, global climate change and emerging claim, litigation and coverage issues that may increase loss severity or expand coverage obligations; • our ability, or that of the third parties on which we rely, to ensure reserves are adequate to cover actual losses and to accurately assess underwriting risk, models, assumptions, data quality and the pricing of risks, particularly in long tail, low frequency or emerging lines of business; • our ability to defend and protect our intellectual property rights, including our proprietary technology platforms and data, to comply with obligations under license and technology agreements or to obtain or renew licenses to technology or data on reasonable terms; • the impact of risks associated with human error, misconduct or fraud, model uncertainty, cybersecurity threats such as cyber attacks and security breaches, misuse of artificial intelligence and our reliance on third party information technology systems that may fail, be disrupted or require replacement; • our ability to secure necessary credit facilities, letters of credit or other forms of financing or collateral on favorable terms or at all; • our limited financial and operational flexibility due to covenants and other restrictions in our existing or future credit facilities and debt arrangements; • our exposure to the credit risk of insurance and reinsurance intermediaries on which we rely for the collection of premiums and payment of claims; • our failure to pay claims in a timely manner, significant reserve strengthening, or the need to sell investments under unfavorable market or other conditions in order to meet liquidity requirements; • downgrades, potential downgrades or other negative actions by rating agencies, including changes in rating agency methodologies; • our ability to manage risks associated with adverse macroeconomic conditions, geopolitical instability and global events, including current or anticipated military conflicts, public health crises, terrorism, sanctions, inflation, rising interest rates, energy price volatility and other disruptions;

3 Special Note Regarding Forward-Looking Statements There may be other factors that could cause our actual results to differ materially from the forward-looking statements. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties. You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors th at are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances. • the cyclical nature of the insurance and reinsurance business, which may result in declines in pricing and more competitive terms and conditions; • our results of operations fluctuating significantly from period to period and not being indicative of our long term prospects; • our ability to execute our strategy and to adapt our business and strategic plans in response to changing market, regulatory and competitive conditions; • our dependence on key executives and other personnel, including the potential loss of Bermudian or other critical personnel, and our ability to attract and retain qualified employees in highly competitive labor markets; • foreign operational risks, including foreign currency risk, political instability, regulatory uncertainty and differing legal regimes in jurisdictions where we operate; • our ability to identify, execute and integrate growth opportunities, including acquisitions or other strategic transactions, and to realize the anticipated benefits of such initiatives; • risks arising from our management of alternative reinsurance platforms and vehicles for third party investors; • our inability to control the asset allocation, investment decisions or performance of the Two Sigma Hamilton Fund, LLC (the “TS Hamilton Fund” or “TSHF”) and our limited ability to withdraw capital from the TS Hamilton Fund; • conflicts of interest, governance, operational or regulatory risks involving Two Sigma Investments, LP (“Two Sigma”), the TS Hamilton Fund or their respective affiliates that could adversely affect investment performance or our business; • the historical performance of Two Sigma or the TS Hamilton Fund not being indicative of future performance or our future results; • risks associated with our investment strategy, including the use of leverage, derivatives, illiquid assets and concentration risk, which may be greater than those faced by some of our competitors; • our potentially becoming subject to additional or increased taxation, including U.S. federal income tax, Bermuda tax or other taxes, as a result of changes in tax laws, interpretations or our operations; • the potential classification of us or our subsidiaries as a passive foreign investment company or becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act; • our ability to compete effectively in a highly regulated industry in light of new or changing domestic or international laws and regulations, including accounting standards and evolving regulatory interpretations; • the suspension, limitation or revocation of licenses or approvals required by our insurance and reinsurance subsidiaries; • significant legal, regulatory or governmental proceedings or investigations; • restrictions on our insurance and reinsurance subsidiaries’ ability to pay dividends or make other distributions to us; • challenges and costs associated with compliance with public company disclosure, governance and internal control requirements; • the limited ability of investors to influence corporate matters due to our multi class share structure and the voting provisions in our Bye laws; • the risk that anti takeover provisions in our Bye laws or Bermuda law could discourage, delay or prevent a change in control, even if beneficial to shareholders; and • difficulties investors may face in enforcing judgments or protecting their interests against us or our directors and officers.

Introduction to Hamilton

Highly Experienced Leadership Team

Fostering an inclusive, collaborative and entrepreneurial culture

Executive leadership



Pina Albo
Group CEO
30+ Years
Former: Munich Re



Craig Howie
Group CFO
35+ Years
Former: Everest



Alex Baker
CEO, Hamilton Global Specialty
20+ Years
Former: Chubb Insurance



Adrian Daws
CEO, Hamilton Re
20+ Years
Former: CNA Hardy



Anita Kuchma
CEO, Hamilton Select
35+ Years
Former: Munich Re



Russ Buckley
Group CRO
30+ Years
Former: Old Republic



Tim Duffin
Group CUO
25+ Years
Former: Platinum



Raymond Karrenbauer
Group CIO
25+ Years
Former: Cyber AB



Gemma Carreiro
General Counsel
20+ Years
Former: PartnerRe



Daniel Fisher
Group Head of HR, Communications & Culture
25+ Years
Former: Munich Re

Experienced board of directors

Introduction to Hamilton 5

6Introduction to Hamilton This declares our promise to everyone we interact with. We believe we are enriched by one another’s attitudes, experiences and knowledge. Our colleagues share a passion for service and results. We know that what we do each day is meaningful – to our customers and our business. Highly collaborative Service orientedOpen, diverse and inclusive Expertise

7 Hamilton – Overview and Results Introduction to Hamilton $2.9B FY 2025 $0.9B 1Q 2026 Gross Premiums Written (GPW) $149m FY 2025 $58m 1Q 2026 Underwriting Income 92.9% FY 2025 89.8% 1Q 2026 Combined Ratio $5.9B 1Q 2026 Cash & Invested Assets $2.7B 1Q 2026 Shareholders’ Equity $577m FY 2025 $134m 1Q 2026 Net Income R e p o rt in g S e g m e n ts International 2025 GPW $1.5B Bermuda 2025 GPW $1.4B Hamilton Global Specialty (London & Dublin) Hamilton Select (USA) Hamilton Re (Bermuda) O p e ra ti n g P la tf o rm s 20 25 S e g m e n t C o m b in e d R a ti o 95.0% 90.9% Financial Strength Ratings A (Stable) 1 AM Best A (Stable) 2 KBRA A- (Stable) 3 Fitch (1) AM Best ratings of Hamilton Re, Ltd. and Hamilton Insurance DAC, (2) KBRA ratings of Hamilton Re, Ltd., (3) Fitch ratings of Hamilton Re, Ltd. and Hamilton Insurance DAC Annual Segmental Results Group Financial Highlights

8 Diversified and Well Scaled Underwriting Platforms Facilitate Cycle Management Introduction to Hamilton Diversified by Insurance / Reinsurance, Class of Business, and Segment / Geography Insurance 50% Reinsurance 50% Insurance / Reinsurance Property 24% Casualty 48% Specialty 28% Class of Business International 52% Bermuda 48% Business Segments 2025 Gross Premiums Written of $2.9 Billion Global presence: Bermuda, Ireland, UK, US

9 Hamilton Group – Strategic Growth and Sustainable Underwriting Profitability Introduction to Hamilton Double digit top line growth with bottom line improvement 68% 66% 54% 58% 60% 79% 57% 38% 37% 36% 33% 33% 32% 33% 106% 103% 90% 91% 93% 112% 90% 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 $1,447 $1,647 $1,951 $2,423 $2,923 $843 $940 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 Hamilton Group - Gross Premiums Written ($’m) Hamilton Group - Combined Ratio(2) Loss Ratio Expense Ratio (3) (1) Compound annual growth rate, (2) Numbers may not add due to rounding, (3) Combined ratio excluding the Ukraine Conflict was 96%

Segment Results

11 International Segment: Market Leading Writer of Specialty (Re)Insurance Business Specialty insurance products written in Lloyd’s, Hamilton Insurance DAC, HMGA Americas & Hamilton Select Segment Results 16% 41% 43% Property Casualty Specialty 2025 GPW Business Mix 88% 12% Insurance Reinsurance $1.5B Hamilton Select $157m / 10% Hamilton Global Specialty • Lloyd’s Syndicate 4000 and Hamilton Insurance DAC (Ireland) • Ability to offer both Lloyd’s and company paper increases access to business • Longstanding client & broker relationships fuel growth in core E&S markets • $1.4 billion of gross premiums written in 2025 • Limited legacy exposures prior to 2019 Hamilton Select • U.S. domiciled surplus lines carrier specializing in small to midsize, hard-to-place lines of business Highlights

12 International Segment: Opportunities for Growth Remain in Transitioning Market Environment Segment Results Results reflect the diversified, lower volatility portfolio we have built over time 63% 54% 52% 56% 54% 61% 56% 44% 43% 43% 39% 41% 39% 41% 108% 97% 95% 96% 95% 100% 98% 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 (3) $892 $933 $1,106 $1,308 $1,517 $370 $443 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 International Segment - Gross Premiums Written ($’m) International Segment - Combined Ratio(2) Loss Ratio Expense Ratio (1) Compound annual growth rate, (2) Numbers may not add due to rounding, (3) Combined ratio excluding the Ukraine Conflict was 93%

13 33% 54% 13% Property Casualty Specialty Bermuda Segment: Well Diversified Writer of Property, Casualty and Specialty Classes Underwriting-focused operation with strong foundation to trade through the cycle Segment Results 2025 GPW Business Mix Hamilton Re • Established, scaled platform with broad, diversified client base • Demonstrated underwriting profitability through portfolio optimization and thoughtful cycle management • Strategic growth enhanced by diversified product offering • Reinsurance business written in both Bermuda and US • Clear, consistent appetite and responsive service rewarded by clients and brokers • Data-driven approach supports underwriting and operational efficiencies Highlights 9% 91% Insurance Reinsurance $1.4B

14 Bermuda Segment: Opportunities for Growth Remain in Transitioning Market Environment Segment Results Diversified portfolio allows for flexibility 75% 81% 57% 60% 65% 97% 58% 29% 29% 28% 27% 26% 26% 24% 104% 110% 85% 87% 91% 123% 82% 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 $554 $713 $846 $1,114 $1,406 $473 $497 2021 2022 2023 2024 2025 1Q 2025 1Q 2026 Bermuda Segment - Gross Premiums Written ($’m) Bermuda Segment - Combined Ratio(2) Loss Ratio Expense Ratio (1) Compound annual growth rate, (2) Numbers may not add due to rounding, (3) Combined ratio excluding the Ukraine Conflict was 101% (3)

Invested Assets

16 Investment Strategy Review – $5.9 Billion Invested Assets Investment Portfolio as of March 31, 2026 PRESERVATION OF CAPITAL LIQUIDITY DIVERSIFICATION ATTRACTIVE RETURNS RISK MANAGEMENT & GOVERNANCE A1 average credit quality 100% investment grade Highly liquid Market sector diversification 4.4% book yield As at 3/31/2026 Investment guidelines from Investment Committee Low correlation to equity markets; long-term positive returns Investments are comprised of exchange traded and other liquid investments 7 unique investment vehicles 13.0% annualized return since inception (2014) Hold lesser of $1.8B or 60% of Hamilton’s net tangible assets in TSHF; arms-length IMA* with Two Sigma Fixed Income, Short-Term and Cash 62% / $3.7B Two Sigma Hamilton Fund 38% / $2.3B *Investment management agreement

17 Fixed Income Investment Portfolio as of March 31, 2026 Invested Assets 54% 21% 8% 17% Corporate US Treasury US Agency Other $3.0B Corporate A3 US Treas. Aa1 US Agency Aa1 Other Aa1 Fixed income investments of $3.0 billion – Average rating of A1 and duration of 3.7 years

Two Sigma Hamilton Fund

Diversified fund focused on liquid strategies in global equities, fixed income, futures, and FX markets

- Two Sigma aims to deliver low-correlated absolute returns primarily through the systematic and non-systematic application of fundamental, technical, alpha capture and event models
    - Manages over $80B in assets
    - Deploys and seeks to continuously improve intelligent investment management systems first created in 2001
    - Proven, industry leading approach to data science and analytics
    - Over 1,700 employees of which include an experienced and diverse team of employees in R&D
    - Seeks to systematically manage risk with human oversight at multiple levels through the investment process
- TSHF is a diversified fund focused on liquid strategies in global equities, fixed income, futures and FX markets

Two Sigma Hamilton Fund

$2.3B TSHF as of March 31, 2026	**13.0%** Average annualized returns 2014-1Q 2026	**Dedicated fund of one**
Allocation 70% equities 30% macro	**Highly liquid** Investments	**1.43** Sharpe Ratio since inception

TSHF Annual Returns Since 2021



17.7%
4.6%
7.6%
16.3%
16.0%
2021
2022
2023
2024
2025

1) TSHF annual returns correspond to Hamilton's fiscal year which was Dec 1- Nov 30 until FY 2022.

Invested Assets 18

Investing in Hamilton

20 $17.35 $18.58 $19.90 $21.96 $22.82 $22.95 $23.59 $25.55 $27.06 $28.50 $27.42 $2.00 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Book Value Per Share ("BVPS") + Accumulated Dividend Growth Since IPO BVPS Accumulated Dividends A Value Creation Engine: 70% Growth in BVPS + Accumulated Dividends Since IPO Investing in Hamiton

21 Who we are today A scaled, diversified, global specialty insurance and reinsurance operation Entrepreneurial & experienced leadership team fostering a distinctive and attractive culture Disciplined underwriting approach focused on sustainable profitability Demonstrated ability to grow profitably, navigating across market cycles Strong balance sheet with significant financial flexibility Strong financial strength ratings including an A.M. Best “A” rating for Hamilton Re and HIDAC Differentiated asset management capabilities due to unique partnership with Two Sigma Poised to deliver significant shareholder value

22 Non-GAAP Measures We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements that management uses to assess our operating results are considered non-GAAP financial measures under Regulation G and Item 10(e) of Regulation S-K, each promulgated by the SEC. We believe that these non- GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included below. Underwriting Income (Loss) We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company’s reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects. The table below reconciles underwriting income (loss) to net income (loss), the most directly comparable GAAP financial measure:

Hamilton Insurance Group, Ltd. Wellesley House North, 1st Floor 90 Pitts Bay Road, Pembroke HM08, Bermuda +1 (441) 405 5200 hamiltongroup.com Contact us at investor.relations@hamiltongroup.com